As filed with the Securities and Exchange Commission on June 6, 2003
                                                      Registration No. 333-_____


                SECURITIES AND EXCHANGE COMMISSION
                ----------------------------------

                       Washington, D.C. 20549
                       ----------------------

          ------------------------------------------------
                             FORM S-8
                             --------

                      REGISTRATION STATEMENT
                      ----------------------
                 UNDER THE SECURITIES ACT OF 1933
                 --------------------------------

          ------------------------------------------------


                   ANNTAYLOR STORES CORPORATION
                   ----------------------------
      (Exact name of Registrant as Specified in Its Charter)


       DELAWARE                                    13-3499319
       --------                                    ----------
    (State or Other                              (I.R.S. Employer
     Jurisdiction                                Identification
  of Incorporation or                                Number)
     Organization)


 142 WEST 57TH STREET
  NEW YORK, NEW YORK                                    10019
  ------------------                                    -----
 (Address of Principal                               (Zip Code)
   Executive Office)



          ------------------------------------------------

                   ANNTAYLOR STORES CORPORATION
                   ----------------------------
                    2003 EQUITY INCENTIVE PLAN
                    --------------------------
                     (FULL TITLE OF THE PLAN)

          ------------------------------------------------
                   Barbara K. Eisenberg, Esquire
       Senior Vice President, General Counsel and Secretary
                   AnnTaylor Stores Corporation
                       142 West 57th Street
                     New York, New York 10019
              (Name and Address of Agent For Service)

                          (212) 541-3300
   (Telephone Number, Including Area Code, of Agent For Service)
          ------------------------------------------------
                  CALCULATION OF REGISTRATION FEE
                  -------------------------------
==============================================================================
                      :            :  PROPOSED    :    PROPOSED  :  AMOUNT OF
  TITLE OF SECURITIES :  AMOUNT    :   MAXIMUM    :    MAXIMUM   : REGISTRATION
    TO BE REGISTERED  :   TO BE    :  OFFERING    :    AGGREGATE :     FEE
                      : REGISTERED :  PRICE PER   :    OFFERING  :
                      :            :  SECURITY (1):     PRICE    :
                      :            :              :      (1)     :
------------------------------------------------------------------------------
AnnTaylor Stores      :            :              :              :
Corporation Common    :  2,200,000 :   $26.49     : $58,278,000  :    $4,715
Stock, par value      :            :              :              :
$0.0068 per share     :            :              :              :
==============================================================================

(1)  Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, on the basis of the average of the high and low sale prices for common stock of AnnTaylor Stores
     Corporation as reported on the New York Stock Exchange on
     June 2, 2003.
================================================================================

                              PART I
                              ------

       INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS
       ----------------------------------------------------

      The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. The Registrant (as defined below) shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of any or all of the documents included in such file. Such documents, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.


                              PART II
                              -------

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
        --------------------------------------------------

      This Registration Statement is being filed solely to register the issuance of 2,200,000 shares of common stock, par value $.0068 per share (the "Common Stock") of AnnTaylor Stores Corporation, a Delaware corporation (the "Registrant"), pursuant to the Registrant's 2003 Equity Incentive Plan (the "Plan").


ITEM 3.    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
-------    -----------------------------------------------

      The following documents filed with the Commission are incorporated herein by reference:

      o The Registrant's Annual Report on Form 10-K for the fiscal year ended February 1, 2003 (filed on April 1,
           2003).

      o    The Registrant's Current Reports on Form 8-K dated
           February 6, 2003, March 11, 2003, April 10, 2003, May
           8, 2003, May 14, 2003 and June 5, 2003.

      o The Registrant's Proxy Statement, dated April 1, 2003, relating to the Registrant's 2003 Annual Meeting of Stockholders.

      o The description of the Common Stock of the Registrant set forth in the Registrant's Registration Statement on Form 8-A, dated May 15, 1991, filed pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any amendment or report filed for the purpose of updating such description.

                                       2
================================================================================

      o All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



ITEM 4.       DESCRIPTION OF SECURITIES
-------       -------------------------

      Not applicable.



ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL
-------       --------------------------------------

      The legality of the shares of Common Stock offered pursuant to this Registration Statement will be passed upon by Barbara K.
Eisenberg,  Esq.,  Senior  Vice  President,   General  Counsel  and
Secretary  of  the   Registrant.   As  of  the  date  hereof,   Ms.
Eisenberg owns shares of Common Stock and has been granted options to purchase additional shares of Common Stock.



ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS
-------       -----------------------------------------

      The General Corporation Law of the State of Delaware and the Restated Certificate of Incorporation of the Registrant limit the liability of, and provide indemnification for, directors and officers of the Registrant. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.



ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED
-------       -----------------------------------

      Not applicable.



ITEM 8.       EXHIBITS
-------       --------

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   -----------------------

4.1 Restated Certificate of Incorporation of AnnTaylor Stores Corporation, incorporated by reference to Exhibit
              3.1 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended May 1, 1999, filed on June 11, 1999.

4.2 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AnnTaylor Stores Corporation, incorporated by reference to Exhibit 3.1 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended May 1, 1999, filed on June 11, 1999.

                                       3
================================================================================

4.3 By-laws of AnnTaylor Stores Corporation, incorporated by reference to Exhibit 3.2 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended November 2,
            1991, filed on December 17, 1991.

4.4 Amended and Restated Rights Agreement, dated as of May 1, 2001, between AnnTaylor Stores Corporation and Mellon Investor Services LLC, as Rights Agent , incorporated by reference to Exhibit 1 to the Registration Statement on Form 8-A/A, filed on May 24, 2001.

4.5 AnnTaylor Stores Corporation 2003 Equity Incentive Plan, incorporated by reference to Exhibit B to the Definitive Proxy Statement of AnnTaylor Stores Corporation on
            Schedule 14A, filed on April 1, 2003.

5.1         Opinion of Barbara K. Eisenberg, Esq., Senior Vice
            President, General Counsel and Secretary of AnnTaylor
            Stores Corporation, regarding the validity of the Common Stock to be issued.

23.1        Consent of Barbara K. Eisenberg, Esq. (included in
            Exhibit 5).

23.2        Consent of Deloitte & Touche LLP.

24.1        Powers of Attorney (included on signature page).



ITEM 9.    REQUIRED UNDERTAKINGS
-------    ---------------------

      (a)       The undersigned Registrant hereby undertakes:

      (a)(1)    To file,  during  any  period  in which  offers  or
sales  are  being  made,   a   post-effective   amendment  to  this
Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration
         Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

================================================================================

      (2)  That,  for the  purpose  of  determining  any  liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3)  To   remove   from    registration   by   means   of   a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification  is  against  public  policy  as  expressed  in the
Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                       5
================================================================================

                            SIGNATURES
                            ----------

      Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 3rd day of June, 2003.


                                    ANNTAYLOR STORES CORPORATION



                                    By:  /s/ Barry Erdos
                                         --------------------------
                                          Name:  Barry Erdos
                                          Title: Chief Operating Officer



                        POWERS OF ATTORNEY
                        ------------------

      Know all men by these presents, that each person whose signature appears below constitutes and appoints Barry Erdos, Barbara K. Eisenberg and James M. Smith, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated.


           NAME                        TITLE                      DATE
           ----                        -----                      ----

  /s/ J. Patrick Spainhour      Chairman, Chief Executive       June 6, 2003
  ------------------------      Officer and Director
      J. Patrick Spainhour      (Principal Executive Officer
                                   and Director)


  /s/ Barry Erdos               Chief Operating Officer and     June 6, 2003
  -----------------------           Director
      Barry Erdos


  /s/ James M. Smith            Senior Vice President, Chief    June 6, 2003
  -----------------------       Financial Officer and
      James M. Smith                 Treasurer
                                (Principal Financial Officer)

================================================================================

           NAME                        TITLE                      DATE
           ----                        -----                      ----

/s/  Sallie A. DeMarsilis       Vice President and Controller     June 6, 2003
-------------------------       (Principal Accounting
     Sallie A. DeMarsilis             Officer)



/s/ Gerald S. Armstrong         Director                          June 6, 2003
-------------------------
    Gerald S. Armstrong



/s/ James J. Burke, Jr.         Director                          June 6, 2003
-------------------------
    James J. Burke, Jr.




/s/ Wesley E. Cantrell          Director                          June 6, 2003
-------------------------
    Wesley E. Cantrell



/s/ Robert C. Grayson           Director                          June 6, 2003
-------------------------
    Robert C. Grayson



/s/ Ronald W. Hovsepian         Director                          June 6, 2003
-------------------------
    Ronald W. Hovsepian



/s/ Rochelle B. Lazarus         Director                          June 6, 2003
-------------------------
    Rochelle B. Lazarus



/s/ Hanne M. Merriman           Director                          June 6, 2003
-------------------------
    Hanne M. Merriman



/s/ Michael W. Trapp            Director                          June 6, 2003
-------------------------
    Michael W. Trapp


                                       7
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

                         LIST OF EXHIBITS
                         ----------------

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

   4.1 Restated Certificate of Incorporation of AnnTaylor Stores Corporation, incorporated by reference to
                 Exhibit 3.1 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended May 1, 1999, filed on June 11, 1999.

   4.2 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of AnnTaylor Stores Corporation, incorporated by reference to Exhibit 3.1 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended May 1, 1999, filed on June 11, 1999.

   4.3 By-laws of AnnTaylor Stores Corporation, incorporated by reference to Exhibit 3.2 to the Form 10-Q of AnnTaylor Stores Corporation for the Quarter ended November 2, 1991, filed on December 17, 1991.

   4.4 Amended and Restated Rights Agreement, dated as of May 1, 2001, between AnnTaylor Stores Corporation and Mellon Investor Services LLC, as Rights Agent , incorporated by reference to Exhibit 1 to the Registration Statement on Form 8-A/A, filed on May 24, 2001.

   4.5 AnnTaylor Stores Corporation 2003 Equity Incentive Plan, incorporated by reference to Exhibit B to the Definitive Proxy Statement of AnnTaylor Stores Corporation on Schedule 14A, filed on April 1, 2003.

   5.1 Opinion of Barbara K. Eisenberg, Esq., Senior Vice President, General Counsel and Secretary of Ann Taylor Stores Corporation, regarding the validity of the Common Stock to be issued.

   23.1          Consent of Barbara K. Eisenberg, Esq. (included in
                 Exhibit 5).

   23.2          Consent of Deloitte & Touche LLP.

   24.1          Powers of Attorney (included on signature page).


                                       8